Property, plant and equipment, net	12 Months Ended
Dec. 31, 2012
Property, plant and equipment, net.
Property, plant and equipment, net

Note 10—Property, plant and equipment, net

        "Property, plant and equipment, net" consisted of the following:

	December 31,
($ in millions)	2012	2011
Land and buildings	4,316	3,648
Machinery and equipment	7,603	6,847
Construction in progress	627	548

	12,546	11,043
Accumulated depreciation	(6,599)	(6,121)

Total	5,947	4,922

        Assets under capital leases included in "Property, plant and equipment, net" were as follows:

	December 31,
($ in millions)	2012	2011
Land and buildings	88	80
Machinery and equipment	95	75

	183	155
Accumulated depreciation	(103)	(83)

Total	80	72

        In 2012, 2011 and 2010, depreciation expense, including depreciation of assets under capital leases, was $733 million, $660 million and $545 million, respectively.